EXHIBIT 99.1

Keefe, Bruyette & Woods

Keefe, Bruyette & Woods
Bank Conference
Bank Conference
March 1, 2012
March 1, 2012

Carl J. Chaney
President & CEO
Carl J. Chaney
President & CEO

Forward-Looking Statements
Forward-Looking Statements
During this presentation we may make forward-looking statements.
During this presentation we may make forward-looking statements.
Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.
Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.
We believe that the expectations reflected in the forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's SEC filings, including the “Risk Factors”
section of the Company’s form 10-K and 10-Q.
We believe that the expectations reflected in the forward-looking statements are based on reasonable assumptions, but actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the Company's forward-looking statements include, but are not limited to, those outlined in Hancock's SEC filings, including the “Risk Factors”
section of the Company’s form 10-K and 10-Q.
Hancock does not intend, and undertakes no obligation, to update or revise any forward-
looking statements, and you are cautioned not to place undue reliance on such forward-
looking statements.
Hancock does not intend, and undertakes no obligation, to update or revise any forward-
looking statements, and you are cautioned not to place undue reliance on such forward-
looking statements.

Premier Gulf South Financial Services Franchise

- Diversified footprint across the Gulf South
  - ~300 branches
  - ~400 ATMs
- 2 well-known Gulf Coast brands
  - Hancock Bank (MS, AL, FL)*
  - Whitney Bank (LA, TX)*
- Leading market share in key MSAs
- Loyal customer base and attractive deposit funding
- Diversified revenue stream with strong earnings momentum
- History of conservative credit culture and strong capital

JACKSON
MONTGOMERY
ALEXANDRIA
HATTIESBURG
LAKE CHARLES
LAFAYETTE
BATON ROUGE
MOBILE
TALLAHASSEE
JACKSONVILLE
10
HOUSTON
GULFPORT
PENSACOLA
PANAMA CITY
NEW ORLEANS
4
ORLANDO
TAMPA

As of December 31, 2011
*As of March 16, 2012

4

As of December 31, 2011
• Integration remains on track
• Core systems conversion scheduled for March 16, 2012
• Branches switching to Hancock Bank in MS, AL, FL;
 Whitney Bank in LA, TX
 – Closing 30 branches
• Exceptional customer loyalty
Whitney Integration On Track

▪ Synergies will level out in 1Q12 while systems conversion is completed

$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
Cost Saves
Annual goal
4Q11 annualized

Merger Costs & Cost Synergies
▪ Merger-related expenses expected to total less than $125 million
 ▪ $87 million of merger costs incurred to-date
▪ Remain confident in meeting total projected annual cost savings of
 $134 million by the beginning of 2013
 ▪ Realized 63% of total annualized savings compared to base period (3Q10 proforma)
As of December 31, 2011

– *Declines in construction and commercial real estate loans reflect in part anticipated payoffs and paydowns*

Loan Mix
Peoples First
6%
Originated
44%
Acquired
50%

Loan Mix
Consumer
14%
C&I
34%
Residential
mortgage
14%
C&D
11%
CRE
27%

Retaining Legacy Business;
Generating New Business
• Total loans $11.2B
• Increase of $75 million, or 1%,
 linked-quarter
 – Loans increased $125 million linked-quarter after
 adjusting for the $50 million decline in the FDIC covered
 Peoples First portfolio
 – Growth in C&I, residential mortgage and consumer loans
• Balanced portfolio
 – C&I Exposure 34%
 – CRE Exposure 38%
 – Mortgage & Consumer Exposure 28%
As of December 31, 2011

Time deposits 18%
DDA 35%
Public funds 10%
Interest bearing transaction 37%

Strong Core Deposit Funding
• Total deposits $15.7B
• Increase of $421 million, or 3%, linked-quarter
 – Reflects year-end seasonality of both commercial and public fund customers
 – Historically both banks build deposits at year-end with some deposit runoff in the first quarter
• Funding mix remained strong
 – Low cost of funds (44bps)
 – Noninterest bearing demand deposits (DDA) comprised 35% of total period-end deposits
• Approximately $2.3B in CDs maturing over
 the next 4 quarters at average rate of 1.06%
 – Included in the CD decline during 4Q11 was approximately $56 million of anticipated runoff from the Peoples First time deposit portfolio
As of December 31, 2011

➢ Total equity $2.4 billion at December 31, 2011
➢ TCE ratio 7.96%, down from 8.56% at September 30, 2011
 – Approximately half of the decline related to actuarial losses arising from normal year end retirement plan revaluations
 – Changes in goodwill reflect updated purchase accounting valuations
 – Increase in total assets related to seasonal year-end deposits
➢ Expect to build capital in the near term
 – Current focus is on completing Whitney integration
➢ TCE ratio target: 8% minimum
➢ Will review opportunities to deploy excess capital post integration
Well-Capitalized Institution
As of December 31, 2011

Michael M. Achary
CFO
Michael M. Achary
CFO

4.60%
4.40%
4.20%
4.00%
3.80%
0.08%
4.03%
0.24%
4.08%
0.37%
4.02%
2Q11
3Q11
4Q11
"Core" NIM*
PAA**

Strong Net Interest Margin
• 4Q11 net interest margin 4.39% up 7bps
 linked-quarter
 – Approximately 37bps of the NIM was related to net
 accretion of Whitney purchase accounting adjustments
 (24bps in 3Q11)
 – Accretion amounts are reevaluated quarterly
 – Increase in 4Q11 reflects positive performance of
 Whitney’s loan portfolio
• Reflects a favorable shift in funding
 sources and a decline in funding costs,
 offset by a less favorable shift in earning
 asset mix and a decline in investment
 portfolio yields
• Deployment of excess liquidity and CD
 repricing will further benefit the NIM
* Excludes impact of Whitney purchase accounting adjustments
** Impact of Whitney purchase accounting adjustments.
As of December 31, 2011

Credit Quality Stable;
Acquired Portfolio Performing Positively
• Whitney acquired portfolio performing positively
 – Payoffs, paydowns and upgrades of many previously classified credits
• Peoples First portfolio covered by a FDIC loss-sharing agreement
• Allowance for loan losses was $125 million, up $7 million from September 30, 2011
 – Provision for loan losses was $11.5 million
 – Net charge-offs totaled $11.3 million related to the non-covered portfolio
• ALLL/loans was 1.70% (excluding the impact of the Whitney acquired loans and FDIC covered loans)
• Nonperforming assets increased $40 million linked-quarter reflecting:
 – an increase in legacy Hancock NPLs related to previously identified problem credits
 – an increase in total foreclosed assets related to:
 –  purchase accounting valuation adjustments on long held assets
 – properties no longer in use
 – new ORE from the Peoples First covered portfolio
As of December 31, 2011

Fee Income Impacted By Durbin
• Noninterest income totaled $61 million in 4Q11
• Impact from new interchange rates related to the Durbin amendment accounted for approximately 60% of the linked-quarter decline
 – When fully implemented rule will cause a further reduction in fees
 – Expected to cost an additional $2 million per quarter compared to current levels
 – Reviewing opportunities to offset loss of income
• Cross-sell opportunities expected to generate additional fee income
 –  Treasury Management
 –  International Banking
 –  Insurance and Private Banking
• Systems conversion in 1Q12 will enhance revenue sales opportunities
As of December 31, 2011

Focused On Efficiency Targets
• Operating expense totaled $165 million in 4Q11, down $6 million linked-
 quarter
 – Reductions in personnel, marketing and ORE expense
 – Operating expense excludes merger costs
 • Merger-related expenses totaled $40.2 million in 4Q11
 – Increase related to severance, marketing and professional fees leading up to the core systems conversion
• Efficiency ratio 65.39% in 4Q11*
 – Short term target: 62-63% (impact from 100% of cost saves)
 – Longer term target: less than 60%
* Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles and securities transactions and merger expenses
As of December 31, 2011

Carl J. Chaney
President & CEO
Carl J. Chaney
President & CEO

■ Conservative approach to banking since 1899
■ Our culture defines how we run our bank
 ― Commitment to strong capital
 ― Superior asset quality
 ― Superior liquidity / low loan to deposit ratio
 ― No exotic securities
 ― Did not take TARP
■ Experienced and stable management team
■ A safe harbor in times of distress
Honor & Integrity
Strength & Stability
Commitment
to Service
Teamwork
Personal
Responsibility
Proud History of Conservative Banking

Well Positioned For The Future

- *Creates dominant Gulf South leader*
- *History of effective capital management*
- *Superior liquidity*
- *Excellent asset quality and conservative culture*
- *Management and leadership in place*
- *Focused on integration*
- *Enhanced earnings potential*
- *Well positioned for future growth*
- *Focused on shareholder value creation*

10-Year Total Return [1]

Hancock
Holding Company
180%
42%
S&P 500 Index
33%
Regional Peers (2)
(13%)
Large Cap Peers (3)
(60)
0
60
120
180
240

Notes:
1. As of 12/31/2011
2. KRX index of 50 regional U.S. banks
3. BKX index of 24 large-cap U.S. banks

17

Keefe, Bruyette & Woods

Keefe, Bruyette & Woods
Bank Conference
Bank Conference
March 1, 2012
March 1, 2012

Appendix
Appendix

4Q11 Earnings Summary
4Q11 Earnings Summary
* A reconciliation of net income to operating income and pre-tax, pre-provision income is included on slide 21.
** Noninterest expense as a percent of total revenue (TE) before amortization of purchased intangibles, securities transactions and merger expenses.
($s in millions; except per share data)	4Q11	3Q11
Operating Income*	$45.1	$45.2
Operating E.P.S. (diluted)*	$.53	$.53
Return on Assets (operating)*	0.93%	0.92%
Merger Costs	$40.2	$22.8
Net Income	$19.0	$30.4
Earnings Per Share (diluted)	$.22	$.36
Pre-Tax, Pre-Provision Income*	$76.5	$73.9
Net Interest Margin	4.39%	4.32%
Net Charge-offs non-covered	0.40%	0.28%
Tangible Common Equity	7.96%	8.56%
Efficiency Ratio**	65.39%	66.98%
As of December 31, 2011

Hancock Holding Company

	Three Months Ended			Twelve Months Ended	
	12/31/2011	9/30/2011	12/31/2010	12/31/2011	12/31/2010
Income Statement					
Interest income	**$196,500**	$197,695	$85,040	**$592,204**	$352,558
Interest income (TE)	**199,453**	200,835	87,917	**604,129**	364,385
Interest expense	**18,131**	20,653	16,100	**70,970**	82,345
Net interest income (TE)	**181,322**	180,182	71,817	**533,159**	282,040
Provision for loan losses	**11,512**	9,256	11,390	**38,732**	65,991
Noninterest income excluding securities transactions	**60,592**	64,935	35,067	**206,426**	136,949
Securities transactions gains/(losses)	**(20)**	16	-	**(91)**	-
Noninterest expense	**205,610**	194,019	71,257	**594,014**	279,260
Income before income taxes	**21,819**	38,718	21,360	**94,823**	61,911
Income tax expense	**2,854**	8,342	4,339	**18,064**	9,705
Net income	**$18,965**	$30,376	$17,021	**$76,759**	$52,206
Merger-related expenses	**40,202**	22,752	-	**86,762**	3,167
Securities transactions gains/(losses)	**(20)**	16	-	**(91)**	-
Taxes on adjustments	**14,078**	7,958	-	**30,398**	1,108
Operating income (c)	**$45,109**	$45,154	$17,021	**$133,214**	$54,265
Difference between interest income and interest income (TE)	**$2,953**	$3,140	$2,877	**$11,925**	$11,827
Provision for loan losses	**11,512**	9,256	11,390	**38,732**	65,991
Merger-related expenses	**40,202**	22,752	-	**86,762**	3,167
Less securities transactions gains/(losses)	**(20)**	16	-	**(91)**	-
Income tax expense	**2,854**	8,342	4,339	**18,064**	9,705
Pre-tax, pre-provision profit (PTPP) (d)	**$76,506**	$73,850	$35,627	**$232,333**	$142,896

(c) Net income less tax-effected merger costs and securities gains/losses. Management believes that this is a useful financial measure because it enables investors to assess ongoing operations.

(d) Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense, merger items, and securities transactions. Management believes that PTPP profit is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

Non-GAAP Reconciliation
Non-GAAP Reconciliation

Investor Contacts
Investor Contacts
Carl J. Chaney - President & CEO
 carl_chaney@hancockbank.com
Trisha Voltz Carlson - SVP, Investor Relations
 trisha_carlson@hancockbank.com
Hancock Holding Company
P.O. Box 4019, Gulfport, MS 39502
Phone: 228.868.4000 or 1.800.522.6542
www.hancockbank.com or www.whitneybank.com

Michael M. Achary - EVP & CFO
 michael_achary@hancockbank.com